UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026

EUROPEAN WAX CENTER, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40714	86-3150064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, 3rd Floor Plano, Texas		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 264-8123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EWCZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, European Wax Center, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated as of February 9, 2026 (the “Merger Agreement”), by and among Glow Midco, LLC, a Delaware limited liability company (“Parent”), Glow Merger Sub 1, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub Inc.”), Glow Merger Sub 2, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub LLC,” and together with Merger Sub Inc., the “Merger Subs”) and EWC Ventures, LLC, a Delaware limited liability company (“Opco”), pursuant to which (i) Merger Sub Inc. merged with and into the Company (the “Corporate Merger”), with the Company surviving the Corporate Merger as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Parent and (ii) Merger Sub LLC merged with and into Opco, with Opco surviving as the surviving limited liability company and a wholly owned subsidiary of Parent (the “LLC Merger” and, together with the Corporate Merger, the “Mergers”). Capitalized terms used herein but not otherwise defined have the meanings set forth in the Merger Agreement.

Concurrently with the closing of the Mergers, indirect subsidiaries of the Company, EWC Master Issuer LLC (the “Master Issuer”) and EWC Sub Issuer LLC (the “Subnote Issuer”), entered into the Amended and Restated Base Indenture, dated as of May 8, 2026 (the “Base Indenture”), with Citibank, N.A., a national banking association, as trustee (in such capacity, the “Trustee”), and as the securities intermediary, and (ii) the Series 2026-1 Supplement to the Amended and Restated Base Indenture, dated as of May 8, 2026, between the Master Issuer, the Subnote Issuer and the Trustee (the “Series Supplement” and together with the Base Indenture and any other supplement thereto, the “Indenture”), in connection with the issuance of by the Master Issuer of (a) $460,000,000 aggregate principal amount of the Series 2026-1 6.40% Fixed Rate Senior Secured Notes, Class A-2 (the “Class A-2 Notes”) and (b) up to $40,000,000 aggregate principal amount of the Series 2026-1 Variable Funding Senior Secured Notes, Class A-1 (the “Class A-1 Notes” and together with the Class A-2 Notes, the “Notes”). The proceeds of the Term Loan Facility, together with equity financing and available cash on hand of the Company and its subsidiaries, were used to fund the aggregate Merger Consideration and to pay fees and expenses incurred in connection with the Mergers and the related transactions. The Indenture is fully and unconditionally guaranteed by the direct parent of the Subnote Issuer as well as the subsidiaries of the Master Issuer (collectively, the “Securitization Entities”), and is secured on a first-priority basis by perfected first-priority liens on substantially all assets of the Securitization Entities (subject to certain exclusions and exceptions). The Indenture includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of this type.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 1.02.

Concurrently with the closing of the Mergers, the Master Issuer prepaid in full all outstanding Series 2022-1 5.50% Fixed Rate Senior Secured Notes, Class A-2 issued pursuant to that certain Series 2022-1 Supplement, dated as of April 6, 2022, as amended, supplemented, amended and restated or otherwise modified from time to time, by and between the Master Issuer and Citibank, N.A., as trustee, and that certain Base Indenture, dated as of April 6, 2022, as amended, supplemented, amended and restated or otherwise modified from time to time, by and between the Master Issuer and Citibank, N.A., as trustee and securities intermediary, and all pledge, security, management and other agreements and documents related thereto.

The aggregate prepayment amount was approximately $388.1 million, consisting of $385,000,000 in outstanding principal amount plus approximately $3.1 million in accrued and unpaid interest. No make-whole prepayment premium or other early termination penalty was payable in connection with the prepayment. The prepayment was funded with the net proceeds from the issuance of the Series 2026-1 Class A-2 Notes issued under an Amended and Restated Base Indenture (as described in Item 1.01 of this Current Report on Form 8-K).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Closing of the Mergers

On the Closing Date, Parent completed the acquisition of the Company. Pursuant to the Merger Agreement, at the effective time of the Mergers (the “Effective Time”), (i) each share of the Company’s Class A common stock, par value $0.00001 per share (the “Class A Common Stock”), issued and outstanding immediately prior to the effective time of the Corporate Merger, other than certain excluded shares pursuant to the terms of the Merger Agreement, was cancelled and extinguished and automatically converted into the right to receive an amount in cash equal to $5.80 per share of Class A Common Stock, without interest thereon (the “Class A Per Share Price”), (ii) each share of the Company’s Class B common stock, par value $0.00001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Company Common Stock”), issued and outstanding immediately prior to the effective time of the Corporate Merger, other than certain excluded shares pursuant to the terms of the Merger Agreement, was cancelled and extinguished and automatically converted into the right to receive an amount in cash equal to $0.00001 per share of Class B Common Stock (the “Class B Per Share Price”), and (iii) each common limited liability interest in Opco issued and outstanding immediately prior to the effective time of the LLC Merger, other than certain excluded units pursuant to the terms of the Merger Agreement, was automatically cancelled and extinguished and automatically converted into the right to receive an amount in cash equal to the Class A Per Share Price less the Class B Per Share Price, in each case, payable to the holder thereof, without interest, subject to and in accordance with the terms and conditions of the Merger Agreement.

In addition, pursuant to the Merger Agreement, at the Effective Time:

(i) each outstanding Company Option that was granted under either Equity Plan and that was vested at the Effective Time, taking into account any acceleration of vesting that occurs upon the Effective Time (each, a “Vested Company Option”), was automatically and without any required action on the part of the holder thereof cancelled and converted into the right to receive an amount (without interest) in cash equal in value to (A) the total number of shares of Class A Common Stock subject to such Vested Company Option multiplied by (B) the excess, if any, of the Class A Per Share Price over the exercise price per share of Class A Common Stock underlying such Vested Company Option. Any Vested Company Option that had an exercise price per share of Class A Common Stock that was greater than or equal to the Class A Per Share Price was cancelled at the Effective Time for no consideration;

(ii) each outstanding Company Option that was not a Vested Company Option (each, an “Unvested Company Option”) was automatically and without any required action on the part of the holder thereof cancelled and converted into the contingent right to receive from Parent or the Surviving Corporation an aggregate amount (without interest) in cash (each, a “Converted Cash Award”) equal in value to (A) the total number of shares of Class A Common Stock subject to such Unvested Company Option immediately prior to the Effective Time multiplied by (B) the excess, if any, of the Class A Per Share Price over the exercise price per share of Class A Common Stock under such Unvested Company Option. Each such Converted Cash Award so assumed and converted continues to have, and is subject to, the same vesting terms and conditions as applied to the corresponding Unvested Company Option immediately prior to the Effective Time, including “double trigger” termination protection. Any Unvested Company Option that had an exercise price per share of Class A Common Stock that was greater than or equal to the Class A Per Share Price was cancelled at the Effective Time for no consideration;

(iii) each Company RSU that was outstanding and vested (but not yet settled) at the Effective Time, taking into account any acceleration of vesting that occurs upon the Effective Time (each, a “Vested Company RSU”), was automatically and without any required action on the part of the holder thereof cancelled and converted into the right to receive an amount (without interest) in cash equal in value to (A) the total number of shares of Class A Common Stock subject to such Vested Company RSU immediately prior to the Effective Time multiplied by (B) the Class A Per Share Price;

(iv) each outstanding Company RSU that was not a Vested Company RSU (each, an “Unvested Company RSU”) was automatically and without any required action on the part of the holder thereof cancelled and converted into a Converted Cash Award equal in value to (A) the total number of shares of Class A Common Stock subject to such Unvested Company RSU immediately prior to the Effective Time multiplied by (B) the Class A Per Share Price. Each such Converted Cash Award so assumed and converted continues to have, and is subject to, the same vesting terms and conditions as applied to the corresponding Unvested Company RSU immediately prior to the Effective Time, including “double trigger” termination protection; and

(v) each outstanding award of Company Restricted Stock that was outstanding and not vested at the Effective Time, taking into account any acceleration of vesting that occurs upon the Effective Time (each, an “Unvested Restricted Stock Award”) was automatically and without any required action on the part of the holder thereof cancelled and converted into a Converted Cash Award equal in value to (A) the total number of shares of Class A Common Stock subject to such Unvested Restricted Stock Award immediately prior to the Effective Time multiplied by (B) the Class A Per Share Price. Each such Converted Cash Award so assumed and converted continues to have, and is subject to, the same vesting terms and conditions as applied to the corresponding Unvested Restricted Stock Award immediately prior to the Effective Time.

The foregoing description of the Mergers and the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 10, 2026 and incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

In connection with the closing of the Mergers, the Company notified the Nasdaq Stock Market LLC (“Nasdaq”) of its intent to remove the Class A Common Stock from listing on Nasdaq and requested that Nasdaq (i) suspend trading of the Class A Common Stock on Nasdaq prior to the opening of trading on May 8, 2026 and (ii) file a Notification of Removal from Listing and/or Registration on Form 25 with the SEC to delist and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company intends to file with the SEC a Form 15 under the Exchange Act requesting the deregistration of the Company’s securities and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01, Item 3.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 1.01, Item 2.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, at the Effective Time, each of the members of the board of directors of the Company as of immediately prior to the Effective Time ceased his or her respective service as a director of the Company. Pursuant to the Merger Agreement, at the Effective Time, the directors of Merger Sub Inc. became the directors of the Surviving Corporation.

In accordance with the terms of the Merger Agreement, at the Effective Time, the officers of Merger Sub Inc. became the officers of the Surviving Corporation.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

At the Effective Time, (i) the Company’s Amended and Restated Certificate of Incorporation was amended and restated in its entirety and (ii) the Company’s Second Amended and Restated Bylaws were amended and restated in their entirety, each in accordance with the terms of the Merger Agreement.

Copies of the Second Amended and Restated Certificate of Incorporation of the Company and the Third Amended and Restated Bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.

On May 8, 2026, the Company and Parent issued a joint press release announcing the closing of the Mergers. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of February 9, 2026, by and among European Wax Center, Inc., Glow Midco, LLC, Glow Merger Sub 1, Inc., Glow Merger Sub 2, LLC, EWC Ventures, LLC (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on February 10, 2026)

3.1	Second Amended and Restated Certificate of Incorporation of European Wax Center, Inc.

3.2	Third Amended and Restated Bylaws of European Wax Center, Inc.

99.1	Joint Press Release, dated as of May 8, 2026

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*

The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EUROPEAN WAX CENTER, INC.

Date: May 8, 2026	By:	/s/ Christopher Morris
	Name:	Christopher Morris
	Title:	Chief Executive Officer and Chairman